UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2012

COOPER TIRE & RUBBER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-04329	344297750
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 423-1321

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 10, 2012, under a Fifth Amendment to Amended and Restated Receivables Purchase Agreement, Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), Cooper Receivables LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“CRLLC”), Market Street Funding LLC and PNC Bank, National Association amended the Company’s accounts receivable securitization facility to extend the maturity date of the accounts receivable securitization facility from June 2, 2014 to June 30, 2015.

As reported in the Current Report on Form 8-K filed on August 31, 2006, the accounts receivable securitization facility was established by a Purchase and Sale Agreement, dated as of August 30, 2006 (the “Purchase and Sale Agreement”), by and among the Company, Oliver Rubber Company, at the time, a California corporation and wholly-owned subsidiary of the Company (“Oliver”), and CRLLC, under which the Company agreed to sell certain of its and Oliver’s domestic trade receivables, on a continuous basis, to CRLLC in exchange for cash or a short-term note. In turn, CRLLC agreed to sell from time to time senior undivided ownership interests in the purchased trade receivables, without recourse, to PNC Bank, National Association pursuant to a Receivables Purchase Agreement, dated as of August 30, 2006 (the “Receivables Purchase Agreement”), for the benefit of the purchasers named in the Receivables Purchase Agreement. Oliver was sold by the Company in October 2007 and as a result is no longer a party to the Purchase and Sale Agreement. The transaction was amended several times prior to the current amendment as reported in each of the Current Reports on Form 8-K filed on December 1, 2006, March 13, 2007, September 20, 2007, August 10, 2010 and August 2, 2011.

The summary of the amendment to the accounts receivable securitization facility described above is qualified in its entirety by reference to the Fifth Amendment to Amended and Restated Receivables Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

10.1	Fifth Amendment to Amended and Restated Receivables Purchase Agreement dated as of August 10, 2012 by and among Cooper Receivables LLC, Cooper Tire & Rubber Company, Market Street Funding LLC and PNC Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ Jack Jay McCracken
	Name:	Jack Jay McCracken
	Title:	Assistant Secretary

Date: August 13, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to Amended and Restated Receivables Purchase Agreement dated as of August 10, 2012 by and among Cooper Receivables LLC, Cooper Tire & Rubber Company, Market Street Funding LLC and PNC Bank, National Association